SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

| |  Preliminary Information Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|  Definitive Information Statement

                   Sunrise Real Estate Development Group, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  None required

| |  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
          22,996,614
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

| |  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                   SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.
                       Suite 701, No. 333 Zhaojiabang Road
                               Shanghai, China PRC

                              INFORMATION STATEMENT

**WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY**

Introduction
------------

     This Information Statement is being furnished to the stockholders of record of Sunrise Real Estate Development Group, Inc. (the "Company") as of April 25, 2006, in connection with the adoption of the Articles of Amendment to the Articles of Incorporation ("Articles of Amendment") by the written consent of the holders of a majority in interest of the Company's voting stock consisting of the Company's outstanding shares of Common Stock, $0.01 par value (the "Stock"). On April 15, 2006, the Company's Board of Directors approved and recommended that the Articles of Incorporation be amended in order to:

o    Change the name of the Company to Sunrise Real Estate Group, Inc.

     The Articles of Amendment were approved by the written consent dated April 15, 2006 of the stockholders that own a majority of the outstanding Stock, and the Articles of Amendment were filed with the Texas Secretary of State on or about April 25, 2006, with a delaying provision that it will not become effective until May 23, 2006.

     The elimination of the need for a special meeting of stockholders to approve the Articles of Amendment is made possible by Articles 9.10 of the Texas Business Corporation Act ("TBCA"), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Article 9.10, a majority of the outstanding shares of voting stock entitled to vote thereon are required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Articles of Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the voting stock of the Company.

     On April 25, 2006, there were 22,996,614, outstanding shares of Stock and approximately 1,100 stockholders of record. The approval of the Articles of Amendment requires the written consent of the holders of a majority of the outstanding shares of Stock, and each share of Stock was entitled to one vote with respect to the approval of the Articles of Amendment. By written consent in lieu of a meeting dated April 15, 2006, holders of 11,731,332 shares of our Stock, representing approximately 51.01% of our then outstanding voting power, approved the Articles of Amendment.


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

     Under applicable federal securities laws, the Articles of Amendment cannot become effective until at least 20 calendar days after this Information
Statement is sent or given to the stockholders of the Company. The approximate date on which this Information Statement is first being sent or given to stockholders is May 1, 2006.

Security Ownership of Certain Beneficial Owners and Management

----------------- ---------------------------------------- ----------------------- -------------
                                                                                   (1)
Title of Class    Name and Address of Beneficial Owner     Amount and Nature of    Percent of
                                                           Beneficial Ownership    Class
----------------- ---------------------------------------- ----------------------- -------------
Common Stock      Lin Chi-Jung, CEO, President and         8,760,000 shares (2)    38.09
                  Chairman 11F, No. 249, Sec 1, Fushing
                  S  Rd., Da-an  District, Taipei City
                  106, Taiwan R.O.C

Common Stock      Directors and Executive Officers as      9,790,000 shares (2)    42.6%
                  a group
----------------- ---------------------------------------- ----------------------- -------------

(1) Percentage is based on 22,996,614 shares of common stock outstanding as at March 31, 2006.
(2) Includes 8,760,000 shares owned by Ace Develop Properties Limited, of which Mr. Lin Chi-Jung is the sole owner and 1,030,000 shares owned by Marco Partners, Inc., of which Chiu, Chi-Yuan, Senior Vice President of Sunrise-Texas, is a principal.

Articles of Amendment
---------------------

     On April 15, 2006, the Board of Directors and majority shareholders approved the Articles of Amendment to:

o    Change the name of the Company to Sunrise Real Estate Group, Inc.

     A copy of the Articles of Amendment is attached to this Information Statement as Exhibit A.

     The Company's principal business involves real estate brokerage and development. Management believes that deleting "Development" from the Company's name more accurately reflects its general real estate activities and therefore is in the Company's best interest.





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

EXHIBIT A
---------


                              ARTICLES OF AMENDMENT
             TO THE ARTICLES OF INCORPORATION OF SUNRISE REAL ESTATE
                            DEVELOPMENT GROUP, INC.

     Pursuant  to  the   provisions  of  Article  4.04  of  the  Texas  Business
Corporation Act, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation:

                                   ARTICLE ONE

     The name of the Corporation is Sunrise Real Estate Development Group, Inc.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted on April 15, 2006 by the Board of Directors and by consent of the majority shareholders of the Corporation for the purpose of changing the name of the Corporation to "Sunrise Real Estate Group, Inc."

     Article One is hereby deleted in its entirety and replaced by the following language:

                                  "Article One

     A. The name of the Corporation is Sunrise Real Estate Group, Inc."

                                  ARTICLE THREE

     The number of shares of the Corporation outstanding at the time of such adoption was 22,996,614; and the number of shares entitled to vote thereon was 22,996,614.

                                  ARTICLE FOUR

     The holders of a majority of the shares of common stock outstanding and entitled to vote on said amendment have signed a consent in writing pursuant to
Article 9.10 of the Texas Business Corporation Act adopting such amendment and any written notice to shareholders required by Article 9.10 has been given.

                                  ARTICLE FIVE

     This amendment to the Articles of Incorporation of the Corporation has been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the Corporation.


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

                                   ARTICLE SIX

     This amendment to the Articles of Incorporation of the Corporation shall be effective on May 23, 2006.

Dated: April 25, 2006

                                     Sunrise Real Estate Development Group, Inc.


                                  By: /s/ Lin, Chi-Jung
                                     -------------------------------------------
                                     Lin, Chi-Jung, President, CEO




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